Exhibit 99.1

PRESS RELEASE
For Immediate Release

Monolithic Power Systems Announces

Results for the Fourth Quarter and Year Ended December 31, 2021

and an Increase in Quarterly Cash Dividend

KIRKLAND, WASHINGTON, February 10, 2022-- Monolithic Power Systems, Inc. (“MPS”) (Nasdaq: MPWR), a global company that provides high-performance, semiconductor-based power electronics solutions, today announced financial results for the quarter and year ended December 31, 2021. The Company also announced that its Board of Directors has approved an increase in the quarterly cash dividend from $0.60 per share to $0.75 per share. The first quarter dividend of $0.75 per share will be paid on April 15, 2022 to all stockholders of record as of the close of business on March 31, 2022.

The financial results for the quarter ended December 31, 2021 are as follows:

●

Revenue was $336.5 million for the quarter ended December 31, 2021, a 4.0% increase from $323.5 million for the quarter ended September 30, 2021 and a 44.4% increase from $233.0 million for the quarter ended December 31, 2020.

●	GAAP gross margin was 57.6% for the quarter ended December 31, 2021, compared with 55.3% for the quarter ended December 31, 2020.

●

Non-GAAP gross margin (1) was 57.9% for the quarter ended December 31, 2021, excluding the impact of $0.9 million for stock-based compensation expense and $0.2 million for deferred compensation plan expense, compared with 55.7% for the quarter ended December 31, 2020, excluding the impact of $0.7 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense.

●	GAAP operating expenses were $115.3 million for the quarter ended December 31, 2021, compared with $88.9 million for the quarter ended December 31, 2020.

●

Non-GAAP operating expenses (1) were $83.0 million for the quarter ended December 31, 2021, excluding $30.3 million for stock-based compensation expense and $2.0 million for deferred compensation plan expense, compared with $63.6 million for the quarter ended December 31, 2020, excluding $22.3 million for stock-based compensation expense and $3.0 million for deferred compensation plan expense.

●	GAAP operating income was $78.6 million for the quarter ended December 31, 2021, compared with $40.0 million for the quarter ended December 31, 2020.

●

Non-GAAP operating income (1) was $112.0 million for the quarter ended December 31, 2021, excluding $31.2 million for stock-based compensation expense and $2.2 million for deferred compensation plan expense, compared with $66.3 million for the quarter ended December 31, 2020, excluding $23.0 million for stock-based compensation expense and $3.3 million for deferred compensation plan expense.

●	GAAP other income, net, was $3.4 million for the quarter ended December 31, 2021, compared with $4.5 million for the quarter ended December 31, 2020.

●

Non-GAAP other income, net (1) was $1.5 million for the quarter ended December 31, 2021, excluding $1.9 million for deferred compensation plan income, compared with $1.3 million for the quarter ended December 31, 2020, excluding $3.2 million for deferred compensation plan income.

●	GAAP income before income taxes was $82.0 million for the quarter ended December 31, 2021, compared with $44.4 million for the quarter ended December 31, 2020.

●

Non-GAAP income before income taxes (1) was $113.4 million for the quarter ended December 31, 2021, excluding $31.2 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense, compared with $67.6 million for the quarter ended December 31, 2020, excluding $23.0 million for stock-based compensation expense, and $0.2 million for deferred compensation plan expense.

●

GAAP net income was $72.7 million and $1.51 per diluted share for the quarter ended December 31, 2021. Comparatively, GAAP net income was $42.9 million and $0.90 per diluted share for the quarter ended December 31, 2020.

●

Non-GAAP net income (1) was $102.1 million and $2.12 per diluted share for the quarter ended December 31, 2021, excluding $31.2 million for stock-based compensation expense, $0.3 million for deferred compensation plan expense and $2.1 million for related tax effects, compared with non-GAAP net income (1) of $62.5 million and $1.31 per diluted share for the quarter ended December 31, 2020, excluding $23.0 million for stock-based compensation expense, $0.2 million for deferred compensation plan expense and $3.5 million for related tax effects.

The financial results for the year ended December 31, 2021 are as follows:

●	Revenue was $1,207.8 million for the year ended December 31, 2021, a 43.0% increase from $844.5 million for the year ended December 31, 2020.

●	GAAP gross margin was 56.8% for the year ended December 31, 2021, compared with 55.2% for the year ended December 31, 2020.

●

Non-GAAP gross margin (1) was 57.1% for the year ended December 31, 2021, excluding the impact of $3.5 million for stock-based compensation expense and $0.3 million for deferred compensation plan expense, compared with 55.6% for the year ended December 31, 2020, excluding the impact of $2.6 million for stock-based compensation expense and $0.9 million for deferred compensation plan expense.

●	GAAP operating expenses were $423.0 million for the year ended December 31, 2021, compared with $307.1 million for the year ended December 31, 2020.

●

Non-GAAP operating expenses (1) were $298.2 million for the year ended December 31, 2021, excluding $119.9 million for stock-based compensation expense and $4.9 million for deferred compensation plan expense, compared with $219.4 million for the year ended December 31, 2020, excluding $83.0 million for stock-based compensation expense and $4.7 million for deferred compensation plan expense.

●	GAAP operating income was $262.4 million for the year ended December 31, 2021, compared with $158.9 million for the year ended December 31, 2020.

●

Non-GAAP operating income (1) was $391.1 million for the year ended December 31, 2021, excluding $123.5 million for stock-based compensation expense and $5.1 million for deferred compensation plan expense, compared with $250.1 million for the year ended December 31, 2020, excluding $85.6 million for stock-based compensation expense and $5.7 million for deferred compensation plan expense.

●	GAAP other income, net, was $9.8 million for the year ended December 31, 2021, compared with $10.5 million for the year ended December 31, 2020.

●

Non-GAAP other income, net (1) was $5.2 million for the year ended December 31, 2021, excluding $4.6 million for deferred compensation plan income, compared with $5.9 million for the year ended December 31, 2020, excluding $4.6 million for deferred compensation plan income.

●	GAAP income before income taxes was $272.2 million for the year ended December 31, 2021, compared with $169.3 million for the year ended December 31, 2020.

●

Non-GAAP income before income taxes (1) was $396.3 million for the year ended December 31, 2021, excluding $123.5 million for stock-based compensation expense and $0.6 million for deferred compensation plan expense, compared with $256.0 million for the year ended December 31, 2020, excluding $85.6 million for stock-based compensation expense, and $1.1 million for deferred compensation plan expense.

●

GAAP net income was $242.0 million and $5.05 per diluted share for the year ended December 31, 2021. Comparatively, GAAP net income was $164.4 million and $3.50 per diluted share for the year ended December 31, 2020.

●

Non-GAAP net income (1) was $356.7 million and $7.45 per diluted share for the year ended December 31, 2021, excluding $123.5 million for stock-based compensation expense, $0.6 million for deferred compensation plan expense and $9.4 million for related tax effects, compared with non-GAAP net income (1) of $236.8 million and $5.04 per diluted share for the year ended December 31, 2020, excluding $85.6 million for stock-based compensation expense, $1.1 million for deferred compensation plan expense and $14.2 million for related tax effects.

The following is a summary of revenue by end market for the periods indicated (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
End Market	2021	2020	2021	2020
Computing and storage	$118,459	$61,831	$372,278	$253,177
Automotive	56,353	39,363	204,335	108,966
Industrial	49,488	37,117	184,784	119,603
Communications	45,876	29,656	164,091	142,326
Consumer	66,328	65,076	282,310	220,380
Total	$336,504	$233,043	$1,207,798	$844,452

The following is a summary of revenue by product family for the periods indicated (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
Product Family	2021	2020	2021	2020
DC to DC	$319,725	$219,930	$1,147,329	$800,478
Lighting Control	16,779	13,113	60,469	43,974
Total	$336,504	$233,043	$1,207,798	$844,452

“MPS’s strong financial performance in 2021 was largely due to a 40 percent increase in fab and assembly capacity, which supported our high-value, greenfield-product, revenue ramp. Looking ahead, MPS is on track to expand capacity in 2022 well beyond $2 billion, allowing the company to successfully ramp new product revenue and achieve strategic market share gains in 2023, 2024 and beyond,” said Michael Hsing, CEO and founder of MPS.

Business Outlook

The following are MPS’s financial targets for the first quarter ending March 31, 2022:

●	Revenue in the range of $354.0 million to $366.0 million.

●	GAAP gross margin between 57.4% and 58.0%. Non-GAAP gross margin (1) between 57.7% and 58.3%, which excludes an estimated impact of stock-based compensation expenses of 0.3%.

●

GAAP research and development (“R&D”) and selling, general and administrative (“SG&A”) expenses between $119.2 million and $123.2 million. Non-GAAP R&D and SG&A expenses (1) between $83.4 million and $85.4 million, which excludes estimated stock-based compensation expenses in the range of $35.8 million to $37.8 million.

●	Total stock-based compensation expense of $36.9 million to $38.9 million.

●	Litigation expense of $2.3 million to $2.7 million.

●	Interest income of $1.0 million to $1.4 million.

●	Fully diluted shares outstanding between 47.8 million and 48.8 million.

(1) Non-GAAP net income, non-GAAP earnings per share, non-GAAP gross margin, non-GAAP R&D and SG&A expenses, non-GAAP operating expenses, non-GAAP other income, net, non-GAAP operating income and non-GAAP income before taxes differ from net income, earnings per share, gross margin, R&D and SG&A expenses, operating expenses, other income, net, operating income and income before taxes determined in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). Non-GAAP net income and non-GAAP earnings per share exclude the effect of stock-based compensation expense, deferred compensation plan income/expense and related tax effects. Non-GAAP gross margin excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP operating expenses exclude the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP other income, net excludes the effect of deferred compensation plan income/expense. Non-GAAP operating income excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Non-GAAP income before taxes excludes the effect of stock-based compensation expense and deferred compensation plan income/expense. Projected non-GAAP gross margin excludes the effect of stock-based compensation expense. Projected non-GAAP R&D and SG&A expenses exclude the effect of stock-based compensation expense. These non-GAAP financial measures are not prepared in accordance with GAAP and should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. A schedule reconciling non-GAAP financial measures is included at the end of this press release. MPS utilizes both GAAP and non- GAAP financial measures to assess what it believes to be its core operating performance and to evaluate and manage its internal business and assist in making financial operating decisions. MPS believes that the inclusion of non-GAAP financial measures, together with GAAP measures, provides investors with an alternative presentation useful to investors' understanding of MPS's core operating results and trends. Additionally, MPS believes that the inclusion of non-GAAP measures, together with GAAP measures, provides investors with an additional dimension of comparability to similar companies. However, investors should be aware that non-GAAP financial measures utilized by other companies are not likely to be comparable in most cases to the non-GAAP financial measures used by MPS.

Earnings Webinar

MPS plans to host a Zoom webinar covering its financial results at 2:00 p.m. PT / 5:00 p.m. ET, February 10, 2022. You can access the webinar at: https://mpsic.zoom.us/j/91891528185. The webinar will be archived and available for replay for one year under the Investor Relations page on the MPS website.

Safe Harbor Statement

This press release contains, and statements that will be made during the accompanying teleconference will contain, forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including under “Business Outlook” and the quote from our CEO herein, including, among other things, (i) projected revenues, GAAP and non-GAAP gross margin, GAAP and non-GAAP R&D and SG&A expenses, stock-based compensation expenses, litigation expenses, interest income, and fully diluted shares outstanding, (ii) our outlook for 2022 and the long-term prospects of the company, including our performance against our business plan, revenue growth in certain of our market segments, potential new business segments, our continued investment into R&D, expected revenue growth, customers' acceptance of our new product offerings, the prospects of our new product development, our expectations regarding market and industry segment trends and prospects, and our projected expansion of capacity and the impact it may have on our business, (iii) our ability to penetrate new markets and expand our market share, (iv) the seasonality of our business, (v) our ability to reduce our expenses, and (vi) statements of the assumptions underlying or relating to any statement described in (i), (ii), (iii), (iv), or (v). These forward-looking statements are not historical facts or guarantees of future performance or events, are based on current expectations, estimates, beliefs, assumptions, goals, and objectives, and involve significant known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from the results expressed by these statements. Readers of this press release and listeners to the accompanying conference call are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ include, but are not limited to, our ability to attract new customers and retain existing customers; acceptance of, or demand for, MPS’s products, in particular the new products launched recently, being different than expected; our ability to efficiently and effectively develop new products and receive a return on our R&D expense investment; our ability to increase market share in our targeted markets; our ability to meet customer demand for our products due to constraints on our third-party suppliers’ ability to manufacture sufficient quantities of our products or otherwise; our ability to expand manufacturing capacity to support future growth; competition generally and the increasingly competitive nature of our industry; any market disruptions or interruptions in MPS’s schedule of new product development releases; adverse changes in production and testing efficiency of our products; our ability to manage our inventory levels; our ability to effectively manage our growth and attract and retain qualified personnel; the effect of export controls, trade and economic sanctions regulations and other regulatory or contractual limitations on our ability to sell or develop our products in certain foreign markets, particularly in China; our ability to obtain governmental licenses and approvals for international trading activities or technology transfers, including export licenses; adverse changes in laws and government regulations such as tariffs on imports of foreign goods, export regulations and export classifications, including in foreign countries where MPS has offices or operations; adverse events arising from orders or regulations of governmental entities, including such orders or regulations that impact our customers, and adoption of new or amended accounting standards; the effect of epidemics and pandemics, such as the COVID-19 outbreak first identified in December 2019, on the global economy and on our business; adequate supply of our products from our third-party manufacturing partners; the risks, uncertainties and costs of litigation in which we are involved; the outcome of any upcoming trials, hearings, motions and appeals; the adverse impact on MPS’s financial performance if its tax and litigation provisions are inadequate; adverse changes or developments in the semiconductor industry generally, which is cyclical in nature, and our ability to adjust our operations to address such changes or developments; difficulty in predicting or budgeting for future customer demand and channel inventories, expenses and financial contingencies (including as a result of the COVID-19 pandemic); our ability to realize the anticipated benefits of companies and products that we acquire, and our ability to effectively and efficiently integrate these acquired companies and products into our operations; the ongoing consolidation of companies in the semiconductor industry; and other important risk factors identified under the caption “Risk Factors” in MPS’s Securities and Exchange Commission (“SEC”) filings, including, but not limited to, our Annual Report on Form 10-K filed with the SEC on March 1, 2021 and our quarterly report on Form 10-Q filed with the SEC on November 8, 2021. The forward-looking statements in this press release and statements made during the accompanying teleconference represent MPS’s projections and current expectations, as of the date hereof, not predictions of actual performance. MPS assumes no obligation to update the information in this press release or in the accompanying conference call.

About Monolithic Power Systems

Monolithic Power Systems, Inc. (“MPS”) is a global company that provides high-performance, semiconductor-based power electronics solutions. MPS’s mission is to reduce energy and material consumption to improve all aspects of quality of life. Founded in 1997 by Michael Hsing, MPS has three core strengths: deep system-level knowledge, strong semiconductor design expertise, and innovative proprietary semiconductor process and system integration technologies. These combined advantages enable MPS to provide customers with reliable, compact and monolithic solutions that offer highly energy-efficient and cost-effective products, as well as providing a consistent return on investment to our stockholders. MPS can be contacted through its website at www.monolithicpower.com or its support offices around the world.

Monolithic Power Systems, MPS, and the MPS logo are registered trademarks of Monolithic Power Systems, Inc. in the U.S. and trademarked in certain other countries.

Contact:

Bernie Blegen

Chief Financial Officer

Monolithic Power Systems, Inc.

408-826-0777

investors@monolithicpower.com

Monolithic Power Systems, Inc.

Condensed Consolidated Balance Sheets

(Unaudited, in thousands, except par value)

	December 31,
	2021	2020
ASSETS
Current assets:
Cash and cash equivalents	$189,265	$334,944
Short-term investments	535,817	260,169
Accounts receivable, net	104,813	66,843
Inventories	259,417	157,062
Other current assets	35,540	22,980
Total current assets	1,124,852	841,998
Property and equipment, net	362,962	281,528
Goodwill	6,571	6,571
Deferred tax assets, net	21,917	18,556
Other long-term assets	69,523	59,838
Total assets	$1,585,825	$1,208,491

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$83,027	$38,169
Accrued compensation and related benefits	62,635	45,840
Other accrued liabilities	81,282	62,960
Total current liabilities	226,944	146,969
Income tax liabilities	47,669	37,062
Other long-term liabilities	67,227	57,873
Total liabilities	341,840	241,904
Commitments and contingencies
Stockholders’ equity:
Common stock and additional paid-in capital: $0.001 par value; shares authorized: 150,000; shares issued and outstanding: 46,256 and 45,267, respectively	803,226	657,701
Retained earnings	424,879	298,746
Accumulated other comprehensive income	15,880	10,140
Total stockholders’ equity	1,243,985	966,587
Total liabilities and stockholders’ equity	$1,585,825	$1,208,491

Monolithic Power Systems, Inc.

Condensed Consolidated Statements of Operations

(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Revenue	$336,504	$233,043	$1,207,798	$844,452
Cost of revenue	142,631	104,169	522,339	378,498
Gross profit	193,873	128,874	685,459	465,954
Operating expenses:
Research and development	54,514	42,252	190,627	137,598
Selling, general and administrative	61,208	45,120	226,190	161,670
Litigation expense (benefit), net	(420)	1,539	6,225	7,804
Total operating expenses	115,302	88,911	423,042	307,072
Operating income	78,571	39,963	262,417	158,882
Other income, net	3,391	4,480	9,802	10,460
Income before income taxes	81,962	44,443	272,219	169,342
Income tax expense	9,291	1,556	30,196	4,967
Net income	$72,671	$42,887	$242,023	$164,375

Net income per share:
Basic	$1.58	$0.95	$5.28	$3.67
Diluted	$1.51	$0.90	$5.05	$3.50
Weighted-average shares outstanding:
Basic	46,139	45,148	45,851	44,840
Diluted	48,240	47,600	47,889	47,014

SUPPLEMENTAL FINANCIAL INFORMATION
STOCK-BASED COMPENSATION EXPENSE
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Cost of revenue	$921	$686	$3,543	$2,592
Research and development	6,465	5,367	26,030	20,033
Selling, general and administrative	23,810	16,917	93,906	62,926
Total stock-based compensation expense	$31,196	$22,970	$123,479	$85,551

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net income	$72,671	$42,887	$242,023	$164,375

Adjustments to reconcile net income to non-GAAP net income:
Stock-based compensation expense	31,196	22,970	123,479	85,551
Amortization of purchased intangible assets	33	-	44	-
Deferred compensation plan expense	252	156	561	1,057
Tax effect	(2,053)	(3,512)	(9,434)	(14,229)
Non-GAAP net income	$102,099	$62,501	$356,673	$236,754

Non-GAAP net income per share:
Basic	$2.21	$1.38	$7.78	$5.28
Diluted	$2.12	$1.31	$7.45	$5.04

Shares used in the calculation of non-GAAP net income per share:
Basic	46,139	45,148	45,851	44,840
Diluted	48,240	47,600	47,889	47,014

RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Gross profit	$193,873	$128,874	$685,459	$465,954
Gross margin	57.6%	55.3%	56.8%	55.2%

Adjustments to reconcile gross profit to non-GAAP gross profit:
Stock-based compensation expense	921	686	3,543	2,592
Deferred compensation plan expense	156	281	256	931
Non-GAAP gross profit	$194,950	$129,841	$689,258	$469,477
Non-GAAP gross margin	57.9%	55.7%	57.1%	55.6%

RECONCILIATION OF OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Total operating expenses	$115,302	$88,911	$423,042	$307,072

Adjustments to reconcile total operating expenses to non-GAAP total operating expenses:
Stock-based compensation expense	(30,275)	(22,284)	(119,936)	(82,959)
Amortization of purchased intangible assets	(33)	-	(44)	-
Deferred compensation plan expense	(2,020)	(3,047)	(4,868)	(4,719)
Non-GAAP operating expenses	$82,974	$63,580	$298,194	$219,394

RECONCILIATION OF OPERATING INCOME TO NON-GAAP OPERATING INCOME
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Total operating income	$78,571	$39,963	$262,417	$158,882

Adjustments to reconcile total operating income to non-GAAP total operating income:
Stock-based compensation expense	31,196	22,970	123,479	85,551
Amortization of purchased intangible assets	33	-	44	-
Deferred compensation plan expense	2,176	3,328	5,124	5,650
Non-GAAP operating income	$111,976	$66,261	$391,064	$250,083

RECONCILIATION OF OTHER INCOME, NET, TO NON-GAAP OTHER INCOME, NET
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Total other income, net	$3,391	$4,480	$9,802	$10,460

Adjustments to reconcile other income, net to non-GAAP other income, net:
Deferred compensation plan income	(1,924)	(3,172)	(4,563)	(4,593)
Non-GAAP other income, net	$1,467	$1,308	$5,239	$5,867

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO NON-GAAP INCOME BEFORE INCOME TAXES
(Unaudited, in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Total income before income taxes	$81,962	$44,443	$272,219	$169,342

Adjustments to reconcile income before income taxes to non-GAAP income before income taxes:
Stock-based compensation expense	31,196	22,970	123,479	85,551
Amortization of purchased intangible assets	33	-	44	-
Deferred compensation plan expense	252	156	561	1,057
Non-GAAP income before income taxes	$113,443	$67,569	$396,303	$255,950

2022 FIRST QUARTER OUTLOOK
RECONCILIATION OF GROSS MARGIN TO NON-GAAP GROSS MARGIN
(Unaudited)

	Three Months Ending
	March 31, 2022
	Low	High
Gross margin	57.4%	58.0%
Adjustment to reconcile gross margin to non-GAAP gross margin:
Stock-based compensation expense	0.3%	0.3%
Non-GAAP gross margin	57.7%	58.3%

RECONCILIATION OF R&D AND SG&A EXPENSES TO NON-GAAP R&D AND SG&A EXPENSES
(Unaudited, in thousands)

	Three Months Ending
	March 31, 2022
	Low	High
R&D and SG&A expense	$119,200	$123,200
Adjustments to reconcile R&D and SG&A expense to non-GAAP R&D and SG&A expense:
Stock-based compensation expense	(35,800)	(37,800)
Non-GAAP R&D and SG&A expense	$83,400	$85,400